                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         James S. Tisch hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                 TITLE                     DATE
---------                                 -----                     ----
/s/ JAMES S. TISCH                 Chief Executive Officer     February 14, 2001
-------------------------          & Chairman of the Board
    James S. Tisch

                                POWER OF ATTORNEY

         Herbert C. Hofmann hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
 /s/ HERBERT C. HOFMANN               Director                 February 14, 2001
-------------------------
     Herbert C. Hofmann

                                POWER OF ATTORNEY

         Michael H. Steinhardt hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
 /s/ MICHAEL H. STEINHARDT            Director                 February 14, 2001
--------------------------
     Michael H. Steinhardt

                                POWER OF ATTORNEY

         Arthur L. Rebell hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
/s/ ARTHUR L. REBELL                  Director                 February 14, 2001
------------------------
    Arthur L. Rebell

                                POWER OF ATTORNEY

         Raymond S. Troubh hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
/s/ RAYMOND S. TROUBH              Director                    February 14, 2001
--------------------------
    Raymond S. Troubh

                                POWER OF ATTORNEY

         Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
/s/ LAWRENCE R. DICKERSON         President and               February 14, 2001
----------------------------      Chief Operating Officer
    Lawrence R. Dickerson

                                POWER OF ATTORNEY

         Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
/s/ GARY T. KRENEK             Vice President and             February 14, 2001
---------------------          Chief Financial Officer
    Gary T. Krenek

                                POWER OF ATTORNEY

         Alan R. Batkin hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
/s/ ALAN R. BATKIN                    Director                 February 14, 2001
---------------------------
    Alan R. Batkin

                                POWER OF ATTORNEY

         Beth G. Gordon hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                              TITLE                        DATE
---------                              -----                        ----
/s/ BETH G. GORDON                   Controller                February 14, 2001
-------------------------
    Beth G. Gordon

                               POWER OF ATTORNEY

     William B. Richardson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


SIGNATURE                            TITLE               DATE
---------                            -----               ----


/s/ WILLIAM B. RICHARDSON            Director            March 7, 2001
-------------------------
  William B. Richardson